Citigroup Alternative Investments Multi-Adviser
Hedge Fund Portfolios LLC

731 Lexington Avenue, 25th Floor
New York, NY 10022
(212) 559-4999

SUPPLEMENT DATED APRIL 8, 2008
TO THE OFFERING MEMORANDUM
DATED JULY 27, 2007

This Supplement modifies the Offering Memorandum dated July 27, 2007 for Series G Shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the “Company”).

Company Files To Register Additional Shares
Subscriptions To Resume Promptly Thereafter

Recent strong investor interest in the Company has required the Company to seek to register additional Series G shares with the Securities and Exchange Commission.  While the Company’s share registration remains pending, the Company does not expect to accept additional subscriptions and instead will maintain all monies submitted for subscription with its escrow agent.  Confirmations of the completed subscriptions will be sent promptly when sales of shares resume, expected to be later in April 2008.